Temporary Certificate-Exchangeable for Definitive Engraved Certificate When Ready for Delivery

                                                                     EXHIBIT 4.e
                        [LETTERHEAD OF BW/IP, INC.]

                                                             COMMON STOCK
                                                                SHARES
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 056044 10 0
                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that






is the record holder of



  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF


----------------------------------BW/IP, INC.-----------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  WITNESS the seal of the Corporation and the signatures of its duly authorized officers.
Dated:

/s/ JOHN D. HANNESSON                           /s/ P.C. VALLI
---------------------                           ---------------------
SECRETARY                                       CHAIRMAN



COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST CO. TRANSFER AGENT AND REGISTRAR

BY:


AUTHORIZED SIGNATURE

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between BW/IP, Inc., formerly known as BWIP Holding, Inc. (the "Corporation"), and Bank One, Indianapolis, N.A., dated as of July 26, 1993 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) may be null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification for the issuance to such holder, or the exercise by such holder of the Rights in such jurisdiction, shall not have been obtained or be obtainable.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT - ______________Custodian_____________
                                (Cust)                (Minor)
                            under Uniform Gifts to Minors
                            Act_________________________________
                                           (State)

        UNIF TRF MIN ACT  - ______Custodian (until age__________)
                            (Cust)

                            _____________under Uniform Transfers
                            (Minor)
                            to Minors Act_______________________
                                                 (State)


   Additional abbreviations may also be used through not in the above list.

FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________________________


                                        X______________________________________


                                        X______________________________________
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.